EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Berto Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly report ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vikas Mittal, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2026	By:	/s/ Vikas Mittal
Vikas Mittal
Chief Financial Officer
(Principal Financial and Accounting Officer)